UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                November 14, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-13794                                   13-3818402
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    (Commission File Number)                (IRS Employer Identification No.)

      1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                         08401
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   (Address of Principal Executive Offices)            (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                   TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            33-90786                               13-3818407
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    (Commission File Number)            (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                        08401
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             33-90786-1                                    13-3818405
--------------------------------------------------------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                             08401
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Attached as Exhibit 99.1 hereto is a News Release, dated November 14, 2005, issued by Trump Entertainment Resorts, Inc. (the "Company") and incorporated herein by reference. The information set forth under this Item 2.02 is intended to be furnished under this Item 2.02, "Results of Operations and Financial Condition," and also under Item 7.01, "Regulation FD Disclosure." Such information, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01     REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 hereto is a News Release issued by the Company on November 14, 2005, incorporated herein by reference. The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS.


(d) Exhibits.

99.1 News Release of Trump Entertainment Resorts, Inc., dated November 14, 2005





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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRUMP ENTERTAINMENT RESORTS, INC.

                                By:     /s/ Robert M. Pickus
                                       ----------------------------------------
                                Name:  Robert M. Pickus
                                Title: Executive Vice President and Secretary
Date: November 14, 2005


                                TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                                By:     /s/ Robert M. Pickus
                                       ----------------------------------------
                                Name:  Robert M. Pickus
                                Title: Executive Vice President and Secretary
Date: November 14, 2005



                                TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                                By:     /s/ Robert M. Pickus
                                       ----------------------------------------
                                Name:  Robert M. Pickus
                                Title: Executive Vice President and Secretary
Date: November 14, 2005












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
                                  EXHIBIT INDEX
         No.        Description
         ---        -----------

         99.1 News Release of Trump Entertainment Resorts, Inc., dated November 14, 2005


















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